Fund/Ticker
Fidelity Systematic Municipal Bond Index ETF/FMUN
Principal U.S. Listing Exchange: NASDAQ/NMS Global Market

Summary Prospectus
December 27, 2024
As Revised April 7, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus dated December 27, 2024, As Revised April 7, 2025, and SAI dated December 27, 2024, As Revised April 7, 2025, are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Systematic Municipal Bond Index ETF
Investment Objective
Fidelity® Systematic Municipal Bond Index ETF seeks to provide a high current yield exempt from federal income tax.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.05%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00% A
Total annual operating expenses	0.05%
ABased on estimated amounts for the current fiscal year.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$5
3 years	$16
5 years	$28
10 years	$64

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax (but may be subject to the federal alternative minimum tax).
  Normally investing at least 80% of assets in securities included in the Fidelity Systematic U.S. Municipal Bond IndexSM, which aims to increase exposure to municipal bonds with higher risk-adjusted performance and liquidity characteristics relative to traditional market-capitalization weighted U.S. investment grade municipal bond indices.
  The Fidelity Systematic U.S. Municipal Bond IndexSM is constructed using Fidelity's rules-based proprietary index methodology. The universe of securities includes U.S. dollar-denominated investment-grade tax-exempt debt publicly issued in the domestic market by U.S. states and territories, and their political subdivisions, that meet specific criteria such as issue size, deal size and maturity. Mandatory put or mandatory tender securities, as well as original issue zero-coupon bonds, are included in the universe. Floating rate bonds, derivatives, secondarily insured securities, Rule 144A securities, securities in legal default, securities issued under the municipal liquidity facility, or a municipal commercial paper program, and limited offering securities are excluded from the universe. Index constituents are not market capitalization weighted; instead each constituent's weight is determined by its characteristics such as credit quality, issue size, and maturity - aiming for higher risk-adjusted performance at the index level. Additionally, exposure is balanced across maturity buckets to ensure the index's overall duration is similar to traditional indices.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Fidelity Systematic U.S. Municipal Bond IndexSM using a smaller number of securities.
Principal Investment Risks
  Municipal Market Volatility.
The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Correlation to Index.
The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.
The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.
Performance
Effective April 4, 2025, Fidelity® Municipal Bond Index Fund ("Predecessor Fund") was reorganized into Fidelity® Systematic Municipal Bond Index ETF ("Reorganization"). The Predecessor Fund is designated as the accounting survivor in the Reorganization. Therefore, Fidelity® Systematic Municipal Bond Index ETF has assumed the Predecessor Fund's historical performance and the performance information shown below for periods prior to April 4, 2025, reflects that of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Fidelity® Systematic Municipal Bond Index ETF, which are lower than those of the Predecessor Fund. Past performance may have been different if Fidelity® Systematic Municipal Bond Index ETF's current fee structure had been in place during the period.
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the Predecessor Fund's shares from year to year and compares the performance of the Predecessor Fund's shares to the performance of the Bloomberg Municipal Bond Index. The Predecessor Fund had a principal investment strategy attempting to replicate the performance of the Bloomberg Municipal Bond Index whereas Fidelity® Systematic Municipal Bond Index ETF has a principal investment strategy to attempt to replicate the performance of the Fidelity Systematic U.S. Municipal Bond IndexSM. As a result, the Predecessor Fund's historical performance may not represent Fidelity® Systematic Municipal Bond Index ETF's current principal investment strategies.
Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2020	2021	2022	2023	2024
3.10%	1.27%	-9.42%	5.92%	1.30%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.70%	December 31, 2023
Lowest Quarter Return	-6.14%	March 31, 2022

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2024	Past 1 year	Past 5 years	Life of fund
Fidelity® Systematic Municipal Bond Index ETF
Return Before Taxes	1.30%	0.29%	0.47% A
Return After Taxes on Distributions	1.30%	0.29%	0.47% A
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	0.67%	0.81% A
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	1.26%

AFrom July 11, 2019.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Brandon Bettencourt (Co-Portfolio Manager) has managed the fund since 2025 and managed the Predecessor Fund since 2019.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2025 and managed the Predecessor Fund since 2024.
Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of bonds.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
1.9917223.101	SMBI-SUM-0425-101